UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 7, 2022

ZENOSENSE, INC.

(Exact name of Registrant as specified in its charter)

Nevada	000-54936	26-3257291
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS employer identification no.)

400 Blake, Apt 3401, New Haven, Connecticut	06515
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 646 768 8417

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Securities registered pursuant to Section 12(g) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
Common Stock	ZENO	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events.

On March 8, 2022, Custodian Ventures, LLC (“Custodian”), the entity previously granted custodianship of Zenosense, Inc. (the “Company”) in Clark County, Nevada, Case Number: A-21-843440-B, filed a motion to require proofs of claim from any claimants and creditors of the Company. Such motion was granted with the requirement that Custodian give notice to the claimants and creditors of the Company in multiple manners, including by causing the Company to file a Current Report on Form 8-K with a copy of this order and the Proof of Claim form attached thereto. Therefore, notice of proofs of claims is hereby provided. The Order Requiring Proofs of Claim is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Notice of Entry of Order in the State of Nevada, dated March 8, 2022.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Zenosense, Inc.

Dated: March 15, 2022	By:	/s/ David Lazar
David Lazar
Chief Executive Officer

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